Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C.SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANCES-OXLEY ACT OF 2002

I, Donald C. Scott, Chairman of the Board, President and Chief Executive Officer of GS Financial Corp., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    The Quarterly Report on Form 10-Q of the Company of the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Donald C. Scott

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Donald C. Scott, Chairman of the Board,

President and Chief Executive Officer

Date: November 14, 2002